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                                                                   EXHIBIT 10.12

                              EMPLOYMENT AGREEMENT



          This AGREEMENT is entered into as of July 10, 2000, by and between JoAnn Patrick-Ezzell ("Executive") and iAsiaWorks, Inc., a California corporation (the "Company").

          1.  Duties and Scope of Employment.
              ------------------------------

              (a)  Position and Duties.  For the term of her employment under
                   -------------------
this Agreement, you will be the Chief Executive Officer ("CEO") and Chairman of the Board of Directors of the Company. Executive's position will be based in Hong Kong and you will be an employee of iAsiaWorks (HK) Ltd. Executive will be responsible for the strategic direction and overall management of the Company's business, including managing the Company's financial functions such as fundraising, merger and acquisition activities.

              (b)  Obligations to the Company.  During the term of her
                   --------------------------
employment, Executive shall devote her full business efforts and time to the Company; provided, however, that this shall not preclude Executive from serving as a member of the board of directors of up to three other companies, with the prior consent of the Company's Board of Directors, to the extent such other companies do not compete with the Company and to the extent such service does not materially impact the ability of Executive to fulfill her obligations to the Company. The parties understand and agree that Executive may be involved in whatever charitable and professional activities that she deems appropriate as long as such activities do not interfere with the performance of her duties under this Agreement. Executive shall comply with the Company's policies and rules, as they may be in effect from time to time during the term of her employment.

              (c)  No Conflicting Obligations.  Executive represents and
                   --------------------------
warrants that she will not use or disclose, in connection with her employment by the Company, any trade secrets or other proprietary information or intellectual property in which Executive or any other person has any right, title or interest and that her employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person or entity. Executive represents and warrants to the Company that she has returned all property and confidential information belonging to any prior employers.

              (d)  Commencement Date.  The employment of Executive by the
                   -----------------
Company under the terms of this Agreement shall be effective as of the date first written above ("Effective Date").

          2.  Term of Employment.
              ------------------

              (a)  Basic Rule.  The Company agrees to continue Executive's
                   ----------
employment, and Executive agrees to remain in employment with the Company, from the Commencement Date set forth in Section 1(d) until the date when Executive's employment terminates pursuant to Subsection (b) below (the "Employment Period"). Executive's employment with the Company shall be "at will," which means that either Executive or the
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Company may terminate Executive's employment at any time, for any reason, with or Without Cause by providing written notice of such termination of employment. Any contrary representations, which may have been made to Executive shall be superseded by this Agreement.

              (b)  Termination.  The Company or Executive may terminate
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Executive's employment at any time for any reason (or no reason), and with
"Cause" or "Without Cause," by giving the other party fourteen (14) days' notice in writing. Executive's employment shall terminate automatically in the event of her death.

          3.  Cash and Incentive Compensation.
              -------------------------------

              (a)  Salary.  The Company shall pay Executive as compensation for
                   ------
her services an annual base salary of $500,000 payable semi-monthly and in accordance with the Company's standard payroll schedule. (The compensation specified in this Subsection (a), together with any increases in such compensation that the Company may grant from time to time, are referred to in this Agreement as "Base Salary.")

              (b)  Bonus.  Executive will receive a bonus of $50,000 on
                   -----
August 10, 2000 as long as she is employed with the Company on that date. Starting on the one (1) year period beginning August 10, 2000 and ending August 9, 2001, and each one (1) year period thereafter, Executive's Target Bonus will be determined by the Compensation Committee, and will be payable upon achievement of milestones set by the Compensation Committee of the Board. Executive will be eligible to earn a Target Bonus for each such period of not less than $100,000 based on her achievement of the personal and Company milestones set by the Compensation Committee. If Executive's employment terminates due to death or Disability during any such one (1)-year period, then Executive, or Executive's estate, will be paid the Target Bonus for such period.

              (c)  Stock Option.  Executive currently holds an unexercised stock
                   ------------
option for the purchase of 5,981,000 shares (hereafter "Option"). The terms of the option are pursuant to the Company's stock option agreement and stock option plan. The vesting schedule as set forth in the stock option agreement and stock option plan is hereby modified to read as follows: 12.5% of the shares subject to the Option vested after Executive's first six (6) months of employment, that is, on February 9, 2000, and, another 12.5% of the shares subject to the Option shall vest upon completion of Executive's first twelve (12) months of employment, that is, on August 9, 2000. The remaining unvested shares of the Option shall vest thereafter in thirty-six equal monthly installments.

              (d)  Termination Following Change of Control.  If, within one year
                   ---------------------------------------
following a "Change of Control," Executive resigns for "Good Reason" or the Company terminates Executive's employment "Without Cause," then Executive shall receive: (A) a lump sum severance payment equal to twelve (12) months of her Base Salary; (B) the Target Bonus for the period in which the termination of employment occurred; and (C) immediate vesting of the unvested shares of the Option.

              (e)  Termination Outside Change of Control.  If the Company
                   -------------------------------------
terminates Executive's employment "Without Cause" or Executive resigns for "Good Reason"

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other than within one year following a Change of Control, then Executive shall receive: (A) a lump sum severance payment equal to twelve (12) months of her Base Salary; (B) immediate vesting of the unvested shares of the Option; and
(C) the Target Bonus for the year in which the termination of employment occurred.

              (f)  Termination Due to Death or Disability.  If Executive's
                   --------------------------------------
employment is terminated due to death or Disability, then Executive, or Executive's estate, will receive: (A) Executive's Base Salary through the date of termination; (B) payment for unused vacation earned through the date of termination; and (C) immediate vesting of the unvested shares of the Option.

              (g)  Definitions.

                   (i)    "Change of Control."  For all purposes under this
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Agreement, "Change of Control" shall mean (i) a merger or consolidation in which securities possessing at least fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                   (ii)   "Good Reason."  For all purposes under this Agreement,
                           -----------
"Good Reason" for Executive's resignation will exist if she resigns within ninety (90) days of any of the following events: (i) any reduction in her Base Salary; (ii) any material reduction in her benefits (iii) a change in her position with the Company or a successor company which materially reduces her duties or level of responsibility; or (iv) any requirement that she relocate her place of employment by more than thirty-five (35) miles from her then current office, provided such reduction, change or relocation is effected by the Company without her written consent. A resignation by Executive under any other circumstance or for any other reason will be a resignation without "Good Reason."

                   (iii)  Termination for "Cause."  For all purposes under this
                          ----------------------
Agreement, a termination for "Cause" shall mean a good faith determination by the Company's Board of Directors that Executive's employment be terminated for any of the following reasons: (i) willful misconduct which materially damages the Company; (ii) misappropriation of the assets of the Company; or (iii) conviction of, or a plea of "guilty" or "no contest" to a felony under the laws of the United States or any state thereof. A termination of Executive's employment by the Company in any other circumstances or for any other reason, except a termination due to Disability or death, will be a termination "Without Cause."

                   (iv)    Disability.  For all purposes under this Agreement,
                           ----------
"Disability" means Executive's inability to carry out her material duties under this Agreement for more than six (6) months in any twelve (12) consecutive month period as a result of incapacity due to mental or physical illness or injury.

          4.  Personal Loan.  The Company has loaned Executive $100,000.  In
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order to evidence this loan, Executive will execute the Promissory Note attached as Exhibit A. As long

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as Executive remains employed through August 9, 2000, the Company will fully forgive the loan at that time. If Executive's employment were terminated by the Company Without Cause, or due to death or Disability, prior to August 9, 2000, then the full amount of the loan will be forgiven. Executive, or her estate, will deliver to the Company a check made payable to the Company to pay for all withholding taxes due in connection with any forgiveness of this loan.

          5.  Fringe Benefits.  During the term of her employment, Executive
              ---------------
shall be eligible to participate in any employee benefit plans maintained by the Company for similarly situated employees, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

          6.  Living Allowance.  Executive shall receive a monthly cost of
              ----------------
living payment to cover her incidental living expenses in Hong Kong. The Company will pay the costs of security deposits, government fees, taxes, utilities, management fees, parking, lease payments for Executive's apartment in Hong Kong, lease payments for a car for Executive, the cost of phone service and internet access at Executive's home, and other business expenses as appropriate. These payments will be made as the costs are incurred. Executive agrees to use her best efforts to maintain such costs below $200,000 per year.

          7.  Business Expenses.  During the term of her employment, Executive
              -----------------
shall be authorized to incur necessary and reasonable travel and other business expenses in connection with her duties hereunder. The Company shall reimburse Executive for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

          8.  Non-Solicitation and Non-Disclosure.
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              (a)  Non-Solicitation.  During the period commencing on the date
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of this Agreement and continuing until the first anniversary of the date when
Executive's employment terminates for any reason, Executive shall not directly or indirectly, personally or through others, solicit or attempt to solicit (on Executive's own behalf or on behalf of any other person or entity) for hire any employee or consultant of the Company or any of the Company's affiliates.

              (b) Non-Disclosure.  As a condition of employment, Executive will
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execute the Company's standard Proprietary Information Agreement, a copy of which is attached.

          9.  Successors.
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              (a)  Company's Successors.  This Agreement shall be binding upon
                   --------------------
any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

              (b)  Executive's Successors.  This Agreement and all rights of
                   ----------------------
Executive hereunder shall inure to the benefit of, and be enforceable by, Executive's personal or

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legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         10.  Indemnity.  The Company will indemnify and provide a defense to
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Executive to the full extent permitted by law and its bylaws with respect to any claims arising out of the performance of her duties as an employee, director or officer of the Company. To the same extent, the Company will pay, and subject to any legal limitations, advance all expenses, including reasonable attorney fees and costs of court-approved settlements, actually and necessarily incurred by Executive in connection with the defense of any action, suit or proceeding and in connection with any appeal, which has been brought against Executive by reason of her service as an officer, director or agent of the Company, or her acceptance of this Agreement or the performance of her duties thereunder. The Company shall use its best efforts to obtain coverage for Executive under a liability insurance policy or policies that cover the actions of officers and directors of the Company.

         11.  Miscellaneous Provisions.
              ------------------------

              (a)  Notice.  Notices and all other communications contemplated
                   ------
by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by overnight courier, U.S. registered or certified mail, return receipt requested and postage prepaid. Mailed notices shall be addressed to Executive at the home address which she most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

              (b)  Modifications and Waivers.  No provision of this Agreement
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shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by Executive and by an authorized officer of the Company (other than Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

              (c)  Whole Agreement.  Except as set forth herein, this Agreement
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supercedes all prior agreements between the parties. The letter agreement dated
July 2, 1999 is now null and void. No other agreements, representations or understandings (whether oral or written) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter of this Agreement. This Agreement, the Proprietary Information Agreement, and applicable stock option agreements and stock plans, contain the entire understanding of the parties with respect to the subject matter hereof.

              (d)  Taxes.  All payments made under this Agreement shall be
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subject to reduction to reflect taxes or other charges required to be withheld by law.

              (e)  Choice of Law.  The validity, interpretation, construction
                   -------------
and performance of this Agreement shall be governed by the laws of the State of California (except provisions governing the choice of law).

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              (f)  Severability.  The invalidity or unenforceability of any
                   ------------
provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

              (g)  No Assignment.  This Agreement and all rights and obligations
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of Executive hereunder are personal to Executive and may not be transferred or assigned by Executive at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

              (h)  Headings.  The headings of the paragraphs contained in this
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Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

              (i)  Counterparts.  This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


                                 EXECUTIVE

                                 /s/  JoAnn Patrick-Ezzell
                                 -------------------------------
                                 JoAnn Patrick-Ezzell


                                 iAsiaworks Corporation

                                 By: /s/ William P. Tai
                                     ---------------------------

                                 Title:  Director
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                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE

$100,000

July 10, 2000

          FOR VALUE RECEIVED, JoAnn Patrick-Ezzell promises to pay to iAsiaWorks, Inc., a California corporation (the "Company"), the principal sum of One Hundred Thousand Dollars ($100,000.00). This Note will not bear interest.

          The principal under this Promissory Note shall be due and payable on the earlier of thirty days after termination of the undersigned employment with iAsiaWorks or September 1, 2000. Payment of principal shall be made in lawful money of the United States of America.

          The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

          The holder of this Note shall have full recourse against the undersigned.

          Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                               /s/ JoAnn Patrick-Ezzell
                                               ------------------------
                                                   Signature


                                               JoAnn Patrick-Ezzell
                                               --------------------
                                                   Print Name